UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 12, 2010

Qingdao Footwear, Inc.
(Formerly Datone, Inc.)
(Exact name of registrant as specified in its charter)

Delaware	000-53075	16-1591157
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Qingdao Footwear, Inc.
269 First Huashan Road
Jimo City, Qingdao
Shandong, PRC

Telephone: 86-0532-8659 5999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Explanatory Note:

This first amendment to the Form 8-K filed February 12, 2010 is being filed in order to address the following issues:

(1)             Although the Registrant previously filed audited financial statements for the year ended December 31, 2009 for Glory Reach International Limited for the year ended December 31, 2009 with its proxy on May 6, 2010, the Registrant had not filed such financial statement in a Form 8-K.  This filing amends the previously filed financial information to include such financial statements.

(2)             The Registrant has filed pro forma financial statements to provide separate columns depicting (i) the spin-off of the net assets of Datone, Inc. and (ii) the reverse merger and recapitalization agreement entered into with Glory Reach International Limited.

(3)             The Registrant has revised to present pro forma and historical basic and diluted earnings per share on the fact of the pro forma statements of operations.

Except as amended hereby, the Registrant is not amending the previously filed Form 8-K.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial Statements of Business Acquired

Filed herewith are the following:

1.  Audited consolidated financial statements of the Registrant and subsidiaries for the fiscal year ended December 31, 2009.

(b)

Pro Forma Financial Information

Filed herewith is the unaudited pro forma condensed consolidated financial information of the Registrant and its subsidiaries for the requisite periods.

(d)

Exhibits

Exhibit No.	Description
*2.1	Share Exchange Agreement, dated February 12, 2010, among Datone, Glory Reach International Limited, Qingdao Shoes, the shareholders of Glory Reach International Limited, and Greenwich Holdings LLC.
**3.1	Amended and Restated Certificate of Incorporation.
**3.2	Bylaws
*3.3	Certificate of Designation of Series A Voting Convertible Preferred Stock, as filed with the Delaware Secretary of State on February 11, 2010.
*10.1	Form of Distributer Contract (translated)
*10.2	Form of Purchase Contract (translated)
*10.3	Asset Transfer Agreement between Qingdao Shoes and Tao Wang (translated)
*10.4	Form of Director Indemnification Agreement
*10.5	Agreement of Conveyance, Transfer and Assignment of Assets and Assumption of Obligations
**21	Subsidiaries of the Registrant
*	Previously filed
**	Filed as an exhibit to the Registrant registration statement on Form 10-SB, as filed with the Securities and Exchange Commission on February 1, 2008, and incorporated herein by reference
***	Filed as an exhibit to the Registrant registration statement on Form S-1, as filed with the Securities and Exchange Commission on May 21, 2010, and incorporated herein by reference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       August 2, 2010

Qingdao Footwear, Inc.
(Registrant)

/s/Tao Wang
*Signature

Chief Executive Officer
Title

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Qingdao Footwear, Inc.
Qingdao, PRC

We have audited the accompanying consolidated balance sheets of Qingdao Footwear, Inc. (the “Company”) as of December 31, 2009 and 2008, and the related statements of operations, shareholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements of the Company referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2009 and 2008 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ MALONEBAILEY, LLP

MALONEBAILEY, LLP
www.malonebailey.com
Houston, Texas

April 16, 2010

QINGDAO FOOTWEAR, INC.
CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2009 AND 2008

	2009	2008
ASSETS
Current assets
Cash	$61,131	$118,534
Accounts receivable	98,962	3,534
Inventories	344,512	189,535
Prepaid expenses	57,311	58,490
Due from related parties	-	4,373,588

Total current assets	561,916	4,743,681

Property, plant and equipment, net	930,451	602,831
Intangible assets	208,167	213,008

Total Assets	$1,700,534	$5,559,520

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
Short-term loans	$718,830	$704,160
Accounts payable	15,727	546
Taxes payable	2,627	2,114
Duet to related parties	221,871	-

Total current liabilities	959,055	706,820

Long-term debt	249,390	-

Total Liabilities	$1,208,445	$706,820

Shareholders' Equity
Preferred stock, .0001 par value, 10,000,000 shares authorized, none issued and outstanding	-	-
Common shares, .0001 par value, 100,000,000 shares authorized, 9,700,000 shares issued and outstanding	970	970
Additional paid-in capital	319,510	319,510
Accumulated other comprehensive income	440,775	437,665
Retained earnings (deficits)	(269,166)	4,094,555

Total Shareholders' Equity	$492,089	$4,852,700

Total Liabilities and Shareholders' Equity	$1,700,534	$5,559,520

The accompanying notes are an integral part of these consolidated financial statements.

QINGDAO FOOTWEAR, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	2009	2008

Net sales	$17,863,891	$13,904,314
Cost of goods sold	10,162,778	8,246,592

Gross profit	7,701,113	5,657,722
Operating expenses:
Selling, general and administrative expenses	907,807	759,470
Depreciation and Amortization Expense	61,838	55,360

Profit from operations	6,731,468	4,842,892

Other income (expense)
Other income	87,966	57,660
Interest income	1,144	8,949
Interest (expense)	(61,792)	(61,905)

Income before income taxes	6,758,786	4,847,596

Income taxes	1,689,697	1,211,899

Net income	$5,069,089	$3,635,697

Net income per share - basic and diluted	$0.52	$0.37

Weighted average shares outstanding	9,700,000	9,700,000

Net income	$5,069,089	$3,635,697
Other comprehensive income
Foreign currency translation	3,110	232,047

Comprehensive income	$5,072,199	$3,867,744

The accompanying notes are an integral part of these consolidated financial statements.

QINGDAO FOOTWEAR, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$5,069,089	$3,635,697
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	61,838	55,360
Changes in operating assets and liabilities:
Accounts receivable	(95,428)	1,028
Inventories	(154,977)	246,700
Prepaid expenses	1,179	10,427
Accounts payable	15,180	(2,527)
Tax payable	4,949,978	3,800,000
Net cash provided by operating activities	9,846,859	7,746,685

CASH FLOWS FROM INVESTING ACTIVITIES
Advance to related party	(5,723,550)	(5,785,433)
Purchase of property and equipment	(384,332)	(37,944)
Net cash used in investing activities	(6,107,882)	(5,823,377)

CASH FLOWS FROM FINANCING ACTIVITIES
Distribution to shareholders	(4,063,590)	(1,874,600)
Proceeds from loans	1,701,720	850,860
Repayments on loans	(1,437,660)	(850,860)
Net cash used in financing activities	(3,799,530)	(1,874,600)

Effect of exchange rate changes on cash	3,150	35,218

Net increase (decrease) in cash	$(57,403)	$83,926

Cash, beginning of year	118,534	34,608

Cash, end of year	$61,131	$118,534

SUPPLEMENTARY DISCLOSURE:

Interest paid	$61,792	$61,905
Income tax paid	$3,763	$2,539

NON-CASH INVESTING AND FINANCING ACTIVITIES
Transfer of taxes payable to due from related party	$4,949,466	$3,799,872
Transfer of shareholder distribution to due from related party	$5,251,860	$-

The accompanying notes are an integral part of these consolidated financial statements.

QINGDAO FOOTWEAR, INC.
CONSOLIDATED STATEMENT OF SHAREHOLDERS' EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	Common Stock	Additional Paid- in Capital	Accumulated Other Comprehensive Income	Retained Earnings	Total Shareholders' Equity
Balance, December 31, 2007	$970	$319,510	$205,618	$2,333,458	$2,859,556

Distribution to shareholders	-	-	-	(1,874,600)	(1,874,600)
Net income	-	-	-	3,635,697	3,635,697
Foreign currency translation gain	-	-	232,047	-	232,047

Balance, December 31, 2008	$970	$319,510	$437,665	$4,094,555	$4,852,700

Distribution to shareholders	-	-	-	(9,432,810)	(9,432,810)
Net income	-	-	-	5,069,089	5,069,089
Foreign currency translation gain	-	-	3,110	-	3,110

Balance, December 31, 2009	$970	$319,510	$440,775	$(269,166)	$492,089

The accompanying notes are an integral part of these financial statements

QINGDAO FOOTWEAR, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND BUSINESS OPERATIONS

Qingdao Footwear, Inc. (formerly Datone, Inc.) was originally incorporated on August 9, 2000 under the laws of the State of Delaware. The Company operated as a wholly-owned subsidiary of USIP.COM, Inc. On August 24, 2006, USIP decided to spin-off its subsidiary companies, one of which was Datone, Inc. On February 1, 2008, Datone, Inc. filed a Form 10-SB registration statement. On November 13, 2008, Datone, Inc. went effective.

On February 12, 2010, the Company completed a reverse acquisition transaction through a share exchange with Glory Reach International Limited, a Hong Kong limited company (“Glory Reach”), the shareholders of Glory Reach (the “Shareholders”), Greenwich Holdings LLC and Qingdao Shoes, whereby the Company acquired 100% of the issued and outstanding capital stock of Glory Reach in exchange for 10,000 shares of our Series A Convertible Preferred Stock which constituted 97% of our issued and outstanding capital stock on an as-converted to common stock basis as of and immediately after the consummation of the reverse acquisition. As a result of the reverse acquisition, Glory Reach became our wholly-owned subsidiary and the former shareholders of Glory Reach became our controlling stockholders. The share exchange transaction with Glory Reach was treated as a reverse acquisition, with Glory Reach as the acquirer and Datone, Inc. as the acquired party for accounting and financial reporting purposes. After the reverse merger, Datone, Inc changed its name to Qingdao Footwear, Inc.

Datone spun off all its assets and liabilities to its prior owners before the reverse merger.  For Glory Reach, reverse merger is accounted for as a reverse merger with a shell company and as a recapitalization.

Glory Reach International Limited (the “Company”) was established in Hong Kong on November 18, 2009 to serve as an intermediate holding company.  Mr. Tao Wang, the controlling interest holder of Qingdao Shoes also controls the Company.  On February 8, 2010, also pursuant to the restructuring plan, the Company acquired 100% of the equity interests in Qingdao Shoes.

Qingdao Shoes was incorporated on March 11, 2003 in Jimo County, Qingdao City, Shandong Province, People’s Republic of China (the “PRC”) with registered capital of $320,480.  Prior to December 18, 2009, Mr. Tao Wang owned 80% of Qingdao Shoes and the remaining 20% was owned by Mr. Renwei Ma. Starting from December 18, 2009, Mr. Tao Wang owned 80% of Qingdao Shoes, Mr. Renwei Ma owned 15% and Mr. Wenyi Chen owned the remaining 5%.  Qingdao Shoes is the owner of the brand name “Hongguan” and principally engaged in the wholesale and retail sales of fashion footwear primarily in the northeast region of China.

Since there is common control between the Glory Reach and Qingdao Shoes, for accounting purposes, the acquisitions of Qingdao Shoes has been treated as a recapitalization with no adjustment to the historical basis of their assets and liabilities. The restructuring has been accounted for using the “as if” pooling method of accounting and the operations were consolidated as if the restructuring had occurred as of the beginning of the earliest period presented in our consolidated financial statements and the current corporate structure had been in existence throughout the periods covered by our consolidated financial statements.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements reflect the financial position, results of operations and cash flows of the Company and all of its wholly owned and majority owned subsidiaries as of December 31, 2009 and 2008, and for the years ended December 31, 2009 and 2008. All intercompany items are eliminated during consolidation.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“US GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the amount of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made. However, actual results could differ materially from those estimates.

Risks and Uncertainties

The Company is subject to substantial risks from, among other things, intense competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements, limited operating history, foreign currency exchange rates and the volatility of public markets.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of cash and trade receivables. As of December 31, 2009 and 2008, substantially all of the Company’s cash were held by major financial institutions located in the PRC, which management believes are of high credit quality. With respect to trade receivables, the Company generally does not require collateral for trade receivables and has not experienced any credit losses in collecting the trade receivables.

The Company operates principally in the PRC and grants credit to its customers in this geographic region. Although the PRC is economically stable, it is always possible that unanticipated events in foreign countries could disrupt the Company’s operations.

Comprehensive Income

The Company has adopted the provisions of ASC 220 “Reporting Comprehensive Income” which establishes standards for the reporting and display of comprehensive income, its components and accumulated balances in a full set of general purpose financial statements.

ASC 220 defines comprehensive income is comprised of net income and all changes to the statements of stockholders' equity, except those due to investments by stockholders, changes in paid-in capital and distributions to stockholders, including adjustments to minimum pension liabilities, accumulated foreign currency translation, and unrealized gains or losses on marketable securities. The Company’s other comprehensive income arose from the effect of foreign currency translation adjustments.

Foreign Currency Translation

The Company’s functional currency is Chinese currency Renminbi (“RMB”) and its reporting currency is the U.S. dollar. Transactions denominated in foreign currencies are translated into U.S. dollar at exchange rate in effect on the date of the transactions. Exchange gains or losses on transaction are included in earnings.

The financial statements of the Company are translated into United States dollars in accordance with the provisions of ASC 830 “Foreign Currency Matters”, using the year-end rates of exchange for assets and liabilities, and average rates of exchange for the period for revenues, costs, and expenses and historical rates for the equity. Translation adjustments resulting from the process of translating the local currency financial statements into U.S. dollars are included in determining comprehensive income. At December 31, 2009 and 2008, the cumulative translation adjustment of $440,775 and $437,665 were classified as an item of accumulated other comprehensive income in the shareholders’ equity section of the balance sheet respectively. For the years ended December 31, 2009 and 2008, other comprehensive income was $3,110 and $232,047, respectively.

Accounts Receivable

Accounts receivable consists of unpaid balances due from the whole-sale customers. Such balances generally are cleared in the subsequent month when the whole-sale customers place another order. The Company uses the aging method to estimate the valuation allowance for anticipated uncollectible receivable balances. Under the aging method, bad debts percentages determined by management based on historical experience as well as current economic climate are applied to customers’ balances categorized by the number of months the underlying invoices have remained outstanding. The valuation allowance balance is adjusted to the amount computed as a result of the aging method. When facts subsequently become available to indicate that the amount provided as the allowance was incorrect, an adjustment which classified as a change in estimate is made. The Company did not experience any bad debt historically and as of December 31, 2009 and 2008, there was no allowance for doubtful accounts recorded based on the aging method.

Inventories

Merchandise inventories are stated at the lower of cost or market. Cost is determined on a weighted average basis and includes all expenditures incurred in bringing the goods to the point of sale and putting them in a salable condition. In assessing the ultimate realization of inventories, the management makes judgments as to future demand requirements compared to current or committed inventory levels. Our reserve requirements generally increase as our projected demand requirements; or decrease due to market conditions and product life cycle changes. The Company estimates the demand requirements based on market conditions, forecasts prepared by its customers, sales contracts and orders in hand.

In addition, the Company estimates net realizable value based on intended use, current market value and inventory ageing analysis. The Company writes down inventories for estimated obsolescence or unmarketable inventory equal to the difference between the cost of inventories and their estimated market value based upon assumptions about future demand and market conditions.

Property, Plant and Equipment

Property, plant and equipment are recorded at cost. Gains or losses on disposals are reflected as gain or loss in the year of disposal. Major renewals and betterments are charged to the property accounts while replacements, maintenance and repairs, which do not improve or extend the lives of the respective assets, are expensed in the current period.

Depreciation for financial reporting purposes is provided using the straight-line method over the estimated useful lives of assets as set out below.

Estimated Useful Life
Plant and building	20 years
Office furniture and equipment	5 years
Transportation equipment	5 years

Land Use Rights

Land use right is stated at cost less accumulated amortization.  Amortization is provided using the straight-line method over the designated terms of the lease of 50 years obtained from the relevant PRC land authority.

Impairment of Long-Lived Assets

The Company accounts for impairment of property and equipment and amortizable intangible assets in accordance with ASC 360, “Accounting for Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed Of”, which requires the Company to evaluate a long-lived asset for recoverability when there is event or circumstance that indicate the carrying value of the asset may not be recoverable.  An impairment loss is recognized when the carrying amount of a long-lived asset or asset group is not recoverable (when carrying amount exceeds the gross, undiscounted cash flows from use and disposition) and is measured as the excess of the carrying amount over the asset’s (or asset group’s) fair value.  There was no impairment of long-lived assets for the years ended December 31, 2009 and 2008.

Revenue Recognition

The Company generates revenues from the retail and wholesale of shoes. Sales revenues are recognized when the following four revenue criteria are met: persuasive evidence of an arrangement exists, delivery has occurred, the selling price is fixed or determinable, and collectability is reasonably assured. Sales are presented net of value added tax (VAT). No return allowance is made as product returns have been insignificant in all periods.

Retail sales are recognized at the point of sale to customers.  Wholesale to its contracted customers are recognized as revenue at the time the product is shipped and title passes to the customer on an FOB shipping point basis. Wholesale prices are predetermined and fixed based on contractual agreements. The Company does not allow any discounts, credits, rebates or similar privileges.

Cost of Sales

Cost of sales includes the cost of purchasing merchandise. Receiving and warehousing costs are included in selling, general and administrative expenses, and these costs have been insignificant in all periods.

Advertising Expense

The Company expenses cost of advertising, including the cost of TV commercials, outdoor bulletin boards, promotional materials, and in-store displays as advertising expense, when incurred.  Advertising expenses included in selling, general and administrative expenses were $87,966 and $57,660 for the years ended December 31, 2009 and 2008, respectively.

Shipping and Handling

Shipping and handling costs related to cost of goods sold are included in selling, general and administrative expense.

Store Opening Costs

Non-capital expenditures associated with opening new stores are expensed as incurred.

Income Taxes

The Company accounts for income taxes in accordance with ASC 740 “Income Taxes”.  ASC 740 requires an asset and liability approach for financial accounting and reporting for income taxes and allows recognition and measurement of deferred tax assets based upon the likelihood of realization of tax benefits in future years.  Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.  A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future deductibility is uncertain.  There was no deferred tax asset or liability for the years ended December 31, 2009 and 2008.

Value Added Taxes

The Company is subject to value added tax (“VAT”) for selling merchandise.  The applicable VAT rate is 17% for products sold in the PRC.  The amount of VAT liability is determined by applying the applicable tax rate to the invoiced amount of goods sold (output VAT) less VAT paid on purchases made with the relevant supporting invoices (input VAT).  Under the commercial practice of the PRC, the Company pays VAT based on tax invoices issued.  The tax invoices may be issued subsequent to the date on which revenue is recognized, and there may be a considerable delay between the date on which the revenue is recognized and the date on which the tax invoice is issued.  In the event that the PRC tax authorities dispute the date on which revenue is recognized for tax purposes, the PRC tax office has the right to assess a penalty based on the amount of the taxes which are determined to be late or deficient, and will be expensed in the period if and when a determination is made by the tax authorities that a penalty is due.

VAT on sales and VAT on purchases amounted to $3,038,726 and $83,851, respectively, for the year ended December 31, 2009.  VAT on sales and VAT on purchases amounted to $2,405,548 and $81,464, respectively, for the year ended December 31, 2008.  Sales and purchases are recorded net of VAT collected and paid as the Company acts as an agent for the government.

Fair Value of Financial Instruments

ASC 820 “Fair Value Measurements and Disclosures”, adopted January 1, 2008, defines fair value, establishes a three-level valuation hierarchy for disclosures of fair value measurement and enhances disclosure requirements for fair value measures. The carrying amounts reported in the balance sheets for current receivables and payables qualify as financial instruments. Management concluded the carrying values are a reasonable estimate of fair value because of the short period of time between the origination of such instruments and their expected realization and if applicable, their stated interest rate approximates current rates available.  The three levels are defined as follows:

•       Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

•       Level 2 - inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the assets or liability, either directly or indirectly, for substantially the full term of the financial instruments.

•       Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value.

It is management’s opinion that as of December 31, 2009 and 2008, the estimated fair values of the financial instruments were not materially different from their carrying values as presented on the balance sheets. This is attributed to the short maturities of the instruments (less than two years) and that interest rates on the borrowings approximately those that would have been available for loans of similar remaining maturity and risk profile at respective balance sheet dates. The carrying amounts of the loans approximately their fair values because the applicable interest rates approximate current market rates.

Segment Reporting

We operate as a single operating segment for purposes of presenting financial information and evaluating performance. As such, the accompanying consolidated financial statements present financial information in a format that is consistent with the internal financial information used by management. We do not accumulate operating expenses by wholesale and retail operations and, therefore, it is impractical to present such information.

Recent Accounting Pronouncements

Fair Value Measurements and Disclosures (Included in ASC 820, previously FSP No. 157-4, “Determining Whether a Market is Not Active and a Transaction Is Not Distressed”).    FSP No. 157-4 clarifies when markets are illiquid or that market pricing may not actually reflect the “real” value of an asset.  If a market is determined to be inactive and market price is reflective of a distressed price then an alternative method of pricing can be used, such as a present value technique to estimate fair value.  FSP No. 157-4 identifies factors to be considered when determining whether or not a market is inactive.  FSP No. 157-4 would be effective for interim and annual periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009 and shall be applied prospectively.  The adoption of this standard had no material effect on the Company's financial statements.

Interim Disclosures about Fair Value of Financial Instruments (Included in ASC 825 “Financial Instruments”, previously FSP SFAS No. 107-1).    This guidance requires that the fair value disclosures required for all financial instruments within the scope of SFAS No. 107, “Disclosures about Fair Value of Financial Instruments”, be included in interim financial statements.  This guidance also requires entities to disclose the method and significant assumptions used to estimate the fair value of financial instruments on an interim and annual basis and to highlight any changes from prior periods.  FSP 107-1 was effective for interim periods ending after September 15, 2009.  The adoption of FSP 107-1 had no material impact on the Company’s financial statements.

Consolidation of Variable Interest Entities – Amended (To be included in ASC 810 “Consolidation”, previously SFAS 167 “Amendments to FASB Interpretation No. 46(R)”).   SFAS 167 amends FASB Interpretation No. 46 (revised December 2003), “Consolidation of Variable Interest Entities,” to require an enterprise to perform an analysis to determine the primary beneficiary of a variable interest entity; to require ongoing reassessments of whether an enterprise is the primary beneficiary of a variable interest entity and to eliminate the quantitative approach previously required for determining the primary beneficiary of a variable interest entity.  SFAS 167 also requires enhanced disclosures that will provide users of financial statements with more transparent information about an enterprise’s involvement in a variable interest entity.  SFAS 167 is effective for the first annual reporting period beginning after November 15, 2009 and will be effective for us as of January 1, 2010.  The management is in the process of evaluating the impact of adopting this standard on the Company’s financial statements.

FASB Accounting Standards Codification (Accounting Standards Update “ASU” 2009-1). In June 2009, the Financial Accounting Standard Board (“FASB”) approved its Accounting Standards Codification (“Codification”) as the single source of authoritative United States accounting and reporting standards applicable for all non-governmental entities, with the exception of the SEC and its staff.  The Codification is effective for interim or annual financial periods ending after September 15, 2009 and impacts our financial statements as all future references to authoritative accounting literature will be referenced in accordance with the Codification.  There have been no changes to the content of our financial statements or disclosures as a result of implementing the Codification.

In August 2009, the FASB issued Accounting Standards Update No. 2009-05 (“ASC Update 2009-05”), an update to ASC 820, Fair Value Measurements and Disclosures.  This update provides amendments to reduce potential ambiguity in financial reporting when measuring the fair value of liabilities.  Among other provisions, this update provides clarification that in circumstances in which a quoted price in an active market for the identical liability is not available, a reporting entity is required to measure fair value using one or more of the valuation techniques described in ASC Update 2009-05.  ASC Update 2009-05 will become effective for the Company’s annual financial statements for the year ended December 31, 2009.  The adoption of this standard had no material effect on the Company's financial statements.

In October 2009, the FASB issued Accounting Standards Update, 2009-13, Revenue Recognition (Topic 605) “Multiple Deliverable Revenue Arrangements - A Consensus of the FASB Emerging Issues Task Force”.    This update provides application guidance on whether multiple deliverables exist, how the deliverables should be separated and how the consideration should be allocated to one or more units of accounting.  This update establishes a selling price hierarchy for determining the selling price of a deliverable.  The selling price used for each deliverable will be based on vendor-specific objective evidence, if available, third-party evidence if vendor-specific objective evidence is not available, or estimated selling price if neither vendor-specific or third-party evidence is available.  The Company will be required to apply this guidance prospectively for revenue arrangements entered into or materially modified after January 1, 2011; however, earlier application is permitted.  The management is in the process of evaluating the impact of adopting this standard on the Company’s financial statements.

In December 2009, FASB issued ASU No. 2009-16, Accounting for Transfers of Financial Assets. This Accounting Standards Update amends the FASB Accounting Standards Codification for the issuance of FASB Statement No. 166,   Accounting for Transfers of Financial Assets—an amendment of FASB Statement No. 140.   The amendments in this Accounting Standards Update improve financial reporting by eliminating the exceptions for qualifying special-purpose entities from the consolidation guidance and the exception that permitted sale accounting for certain mortgage securitizations when a transferor has not surrendered control over the transferred financial assets.  In addition, the amendments require enhanced disclosures about the risks that a transferor continues to be exposed to because of its continuing involvement in transferred financial assets. Comparability and consistency in accounting for transferred financial assets will also be improved through clarifications of the requirements for isolation and limitations on portions of financial assets that are eligible for sale accounting.  The management is in the process of evaluating the impact of adopting this standard on the Company’s financial statements.

In December, 2009, FASB issued ASU No. 2009-17, Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities. This Accounting Standards Update amends the FASB Accounting Standards Codification for the issuance of FASB Statement No. 167,   Amendments to FASB Interpretation No. 46(R)  .  The amendments in this Accounting Standards Update replace the quantitative-based risks and rewards calculation for determining which reporting entity, if any, has a controlling financial interest in a variable interest entity with an approach focused on identifying which reporting entity has the power to direct the activities of a variable interest entity that most significantly impact the entity’s economic performance and (1) the obligation to absorb losses of the entity or (2) the right to receive benefits from the entity.  An approach that is expected to be primarily qualitative will be more effective for identifying which reporting entity has a controlling financial interest in a variable interest entity.  The amendments in this Update also require additional disclosures about a reporting entity’s involvement in variable interest entities, which will enhance the information provided to users of financial statements.  The management is in the process of evaluating the impact of adopting this standard on the Company’s financial statements.

In January 2010, FASB issued ASU No. 2010-01- Accounting for Distributions to Shareholders with Components of Stock and Cash  .  The amendments in this Update clarify that the stock portion of a distribution to shareholders that allows them to elect to receive cash or stock with a potential limitation on the total amount of cash that all shareholders can elect to receive in the aggregate is considered a share issuance that is reflected in EPS prospectively and is not a stock dividend for purposes of applying Topics 505 and 260 (Equity and Earnings Per Share).   The management is in the process of evaluating the impact of adopting this standard on the Company’s financial statements.

In January 2010, FASB issued ASU No. 2010-02 – Accounting and Reporting for Decreases in Ownership of a Subsidiary – a Scope Clarification  .  The amendments in this Update affect accounting and reporting by an entity that experiences a decrease in ownership in a subsidiary that is a business or nonprofit activity.  The amendments also affect accounting and reporting by an entity that exchanges a group of assets that constitutes a business or nonprofit activity for an equity interest in another entity.  The amendments in this update are effective beginning in the period that an entity adopts SFAS No. 160, “Non-controlling Interests in Consolidated Financial Statements – An Amendment of ARB No. 51.”  If an entity has previously adopted SFAS No.160 as of the date the amendments in this update are included in the Accounting Standards Codification, the amendments in this update are effective beginning in the first interim or annual reporting period ending on or after December 15, 2009.  The amendments in this update should be applied retrospectively to the first period that an entity adopted SFAS No. 160.  The management does not expect the adoption of this ASU to have a material impact on the Company’s financial statements.

In January 2010, FASB issued ASU No. 2010-06 – Improving Disclosures about Fair Value Measurements.  This update provides amendments to Subtopic 820-10 that requires new disclosure as follows: 1) Transfers in and out of Levels 1 and 2.  A reporting entity should disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers.  2)  Activity in Level 3 fair value measurements.  In the reconciliation for fair value measurements using significant unobservable inputs (Level 3), a reporting entity should present separately information about purchases, sales, issuances, and settlements (that is, on a gross basis rather than as one net number).  This update provides amendments to Subtopic 820-10 that clarifies existing disclosures as follows: 1) Level of disaggregation.  A reporting entity should provide fair value measurement disclosures for each class of assets and liabilities. A class is often a subset of assets or liabilities within a line item in the statement of financial position.  A reporting entity needs to use judgment in determining the appropriate classes of assets and liabilities. 2) Disclosures about inputs and valuation techniques.  A reporting entity should provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements. Those disclosures are required for fair value measurements that fall in either Level 2 or Level 3.  The new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements.  These disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The management does not expect the adoption of this ASU to have a material impact on the Company’s financial statements.

NOTE 3 – INVENTORY
As of December 31, 2009 and 2008, inventory consists of the following:

	December 31, 2009	December 31, 2008

Finished goods	$344,512	$189,535

Total inventory	$344,512	$189,535

NOTE 4 - PREPAID EXPENSES

As of December 31, 2009 and 2008, the prepaid expenses consisted of the following:

	December 31, 2009	December 31, 2008

Retail store rental prepayment	$18,778	$18,778
Prepaid to suppliers	38,533	39,712

Total prepaid expenses	$57,311	$58,490

NOTE 5 - PROPERTY, PLANT AND EQUIPMENT

As of December 31, 2009 and 2008, property, plant and equipment consisted of the following:

	December 31, 2009	December 31, 2008

Plant and building	$1,096,639	$731,918
Office furniture and equipment	24,789	12,304
Transportation equipment	155,763	148,314

Total at cost	1,277,191	892,536
Less: Accumulated depreciation	(346,740)	(289,705)

Total property, plant and equipment, net	$930,451	$602,831

Depreciation for the years ended December 31, 2009 and 2008 was $57,000 and $50,603 respectively.

NOTE 6 - INTANGIBLE ASSETS

The Company obtained the right from the relevant PRC land authority for fifty years to use the land on which the office premises and warehouse of the Company are situated.  As of December 31, 2009 and 2008, intangible assets consisted of the following:

	December 31, 2009	December 31, 2008

Cost of land use rights	$242,055	$242,055
Less: Accumulated amortization	(33,888)	(29,047)

Total intangible assets, net	$208,167	$213,008

Amortization expense for the years ended December 31, 2009 and 2008 was $4,838 and $4,757 respectively.

NOTE 7 - SHORT TERM LOANS

Short-term loans are due to two financial institutions which are normally due within one year.  As of December 31, 2009 and December 31, 2008, the Company’s short term loans consisted of the following:

	December 31, 2009	December 31, 2008

Jimo Rural Cooperative Bank of Qingdao (JMRB), two 12-month bank loans both due in November 2009, bear interest at 10.85% average, secured by third parties and repaid in November 2009.	$-	$293,400

Bank of Qingdao Jimo Branch (BOQ), 12-month bank loan due in September 2009, bears interest at 8.25% average, pledged by Company's building and land use right and repaid in August 2009.	-	410,760

JMRB, two 12-month bank loans both due in November 2010, bears annual interest at 7.965% average, secured by third parties	293,400	-

BOQ, 12-month bank loan due in September 2010, bears annual interest at 6.372% average, pledged by Company's building and land use right	425,430	-

Total short-term debt	$718,830	$704,160

The above indebtedness to JMRB at December 31, 2009 and 2008 has been guaranteed by two unrelated companies.

NOTE 8 – LONG TERM LOANS

On December 16, 2009, the Company entered into a 2-year loan agreement with JMRB. The Company borrowed $249,390 with an annual interest rate equal to 7.02% and is due in December 2011. The loan is guaranteed by the relatives of Mr. Tao Wang, the CEO and major shareholder of the Company and is collateralized by the property of his relatives.

NOTE 9 - RELATED PARTY BALANCES AND TRANSACTIONS

Due from related party

Due from related party at December 31, 2008 is receivables from Mr. Tao Wang, the CEO and major shareholder of the Company in the amount of $4,373,588. Theses borrowings bear no interest and were repaid in 2009. As of December 31, 2009, the recorded balance of due from related parties was Nil.

Due to related party

The Company borrowed money from Mr. Tao Wang, the CEO and major shareholder of the Company. These borrowings bear no interest and no repayment terms, which is due on demand. As of December 31, 2009 and December 31, 2008, the balances of such loans are $104,511 and Nil respectively.

The Company declared distribution and paid dividends to the shareholders in 2009. The balance of dividend payable was $117,360 and Nil as of December 31, 2009 and 2008 respectively, which represented the dividend payable to Mr. Renwei Ma, the shareholder of the Company.

Related party transactions

Mr. Tao Wang entered into the contract with the Company to assume fiscal responsibilities for all tax liabilities recorded and potential penalties relating to all tax liabilities before December 31, 2009. As of December 31, 2009 and 2008, the assumed amount was $4,949,466 and $3,799,872, respectively, which mainly included VAT tax payable and income tax payable. According to PRC tax law, late or deficient tax payment could subject to significant tax penalty. On December 25, 2009, the local tax authority in Jimo City issued a “Tax Review Report”, stating that the tax authority reviewed the Company’s income tax, VAT tax, stamp tax and invoices for the period between June 2006 and November 2009 and noting that the Company had paid off all its tax liability by December 21, 2009.

During year 2009, the Company advanced to Mr. Tao Wang with the total amount of $5,723,550.

During year 2009, the Company distributed $9,432,810 to its shareholders, Mr. Tao Wang and Mr. Renwei Ma, in which $4,063,590 was distributed in cash, $5,251,860 was used to offset advance to Mr. Tao Wang and the remaining $117,360 was the dividend payable to Mr. Renwei Ma that the Company expects to pay in the first quarter of 2010.

The Company leases one of its stores from Mr. Tao Wang under a four-year operating lease expiring August 2011. For the years ended December 31, 2009 and 2008, related party rent expense of $17,593 and $17,298, respectively, was included in total rent expense of the year.

The Company leases one of its warehouse buildings to Weidong, Liang, brother-in-law of Mr. Tao Wang, for three years starting May 2008. Per the agreement, the lessee shall pay equal amount of advertising expense on behalf of the lessor as the lease payment. For the year ended December 31, 2009 and 2008, the Company recorded other income of $87,966 and $57,660, respectively, from leasing the aforementioned building and advertising expense of the same amount respectively.

NOTE 10 – OPERATING LEASES

The Company leases store spaces under noncancelable operating leases expiring at various dates through 2013. Rent expense was $90,165 and $88,652 for the years ended December 31, 2009 and 2008, respectively.

Future minimum lease payments at December 31, 2009 are as follows:

Year:
2010	86,647
2011	50,727
2012	8,797
2013	4,398
$150,569

NOTE 11 - INCOME TAX

The Company is governed by the Income Tax Law of the PRC concerning the private-run enterprises, which are generally subject to tax at a statutory rate of 25% on income reported in the statutory financial statements after appropriated tax adjustments in 2009 and 2008 respectively.

	2009	2008

Income before income taxes	$6,758,786	$4,847,596

Income taxes	$1,689,697	$1,211,899

There is no significant temporary difference between book and tax income.

The Company has no United States corporate income tax liabilities as of December 31, 2009 and 2008.

The following table reconciles the U.S. statutory corporate income rates to the Company’s effective tax rate for the years ended December 31, 2009 and 2008:

	2009	2008

US statutory rates	34.0%	34.0%
Tax rate difference	(9.0)%	(9.0)%

Tax per financial statements	25.0%	25.0%

NOTE 12 – SHAREHOLDERS’ EQUITY

During year 2009, the Company distributed $9,432,810 to its shareholders, Mr. Tao Wang and Mr. Renwei Ma, in which $4,063,590 was distributed in cash, $5,251,860 was used to offset advance to Mr. Tao Wang and the remaining $117,360 was the dividend payable to Mr. Renwei Ma that the Company expects to pay in the first quarter of 2010.

During year 2008, the Company distributed $1,874,600 to its two owners, Mr. Tao Wang and Mr. Renwei Ma.

NOTE 13 – COMMITMENTS AND CONTINGENCIES

Social insurance for employees

According to the prevailing laws and regulations of the PRC, the Company is required to cover its employees with medical, retirement and unemployment insurance programs.  Management believes that due to the transient nature of its employees, the Company does not need to provide all employees with such social insurances, and has paid the social insurances for the Company’s employees who have completed three months’ continuous employment with the Company.

In the event that any current or former employee files a complaint with the PRC government, the Company may be subject to making up the social insurances as well as administrative fines.  As the Company believes that these fines would not be material, no provision has been made in this regard.

Guarantees

As of December 31, 2009 and 2008, the Company provided corporate guarantees for bank loans borrowed by two unrelated companies incorporated in the PRC (“Company A and B”).  Associated with the corporate guarantee, Company A and B also provided cross guarantees for the JMRB bank loans of $293,400 borrowed by the Company (Note 7). If Company A and B default on the repayment of their bank loans when they fall due, the Company is required to repay the outstanding balance.  As of December 31, 2009, the guarantee provided for the bank loans borrowed by Company A and B were approximately RMB 1,000,000 ($293,400) and RMB 1,000,000 ($146,700), respectively. As of December 31, 2008, the guarantee provided for the bank loans borrowed by Company A and B were approximately RMB 500,000 ($73,350) and RMB 1,200,000 ($176,040), respectively.

The guarantee period is from January 2008 to December 2009. The Company’s management considered the risk of default by Company A and B is remote and therefore no liability for the guarantor’s obligation under the guarantee was recognized as of December 31, 2009. No fee was paid to Company A and B for their guarantee.

Tax liabilities

The tax authority of the PRC Government conducts periodic and ad hoc tax filing reviews on business enterprises operating in the PRC after those enterprises had completed their relevant tax filings, hence the Company’s tax filings may not be finalized.  It is therefore uncertain as to whether the PRC tax authority may take different views about the Company’s tax filings which may lead to additional tax liabilities.

Mr. Tao Wang entered into the contract with the Company to assume fiscal responsibilities for all tax liabilities recorded and potential penalties relating to all the tax liabilities before December 31, 2009.  As of December 31, 2009 and 2008, the assumed amount was $4,949,466 and $3,799,872, respectively, which mainly included VAT tax payable and income tax payable. According to PRC tax law, late or deficient tax payment could subject to tax penalty. On December 25, 2009, the local tax authority in Jimo City issued a “Tax Review Report”, stating that the tax authority reviewed the Company’s income tax, VAT tax, stamp tax and invoices for the period between June 2006 and November 2009 and noting that the Company had paid off all its tax liability by December 21, 2009.

NOTE 14 - OPERATING RISKS

(a)  Country risk

The Company has significant investments in the PRC. The operating results of the Company may be adversely affected by changes in the political and social conditions in the PRC and by changes in Chinese government policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things. The Company can give no assurance that those changes in political and other conditions will not result in a material adverse effect upon the Company’s business and financial condition.

(b)  Exchange risk

The Company cannot guarantee the Renminbi, US dollar exchange rate will remain steady, therefore the Company could post the same profit for two comparable periods and post higher or lower profit depending on exchange rate of Renminbi and US dollars.  The exchange rate could fluctuate depending on changes in the political and economic environments without notice.

(c)  Interest risk

The Company is exposed to interest rate risk arising from short-term variable rate borrowings from time to time. The Company’s future interest expense will fluctuate in line with any change in borrowing rates.  The Company does not have any derivative financial instruments as of December 31, 2009 and 2008 and believes its exposure to interest rate risk is not material.

NOTE 15 – CONCENTRATION

During the years ended December 31, 2009 and 2008, the sales generated by the Company’s owned stores accounted for 15.6% and 15% of total sales, respectively.

NOTE 16 - SUBSEQUENT EVENTS

On February 12, 2010, the Company entered into and closed a Share Purchase and Exchange Agreement (the “Exchange Agreement”) with Datone, Inc., a Delaware public shell company. Pursuant to the Exchange Agreement, Datone, Inc. acquired all of the outstanding shares of the Company. In exchange, Datone, Inc. issued to the Company shareholders, their designees or assigns, 10,000 shares of its Series A Preferred stock, which constituted 97% of its issued and outstanding capital stock on an as-converted to common stock basis as of and immediately after the consummation of the transactions contemplated by the Exchange Agreement Therefore, the Company became a wholly-owned subsidiary of Datone, Inc. The share exchange resulted in a change in control of Datone, Inc. The transaction is deemed as a reverse merger and the Company is deemed as the accounting acquirer.

The Company obtained an eleven-month loan from JMRB in January 2010, with principal amount of $440,100 bearing monthly interest of 0.66375% and matures in December 2010.

Series A Convertible Preferred Stock

The Company issued 10,000 shares of our Series A Preferred Stock in February 2010 related to the reverse merger.

Shares of Series A Preferred Stock had automatically convert into shares of common stock on the basis of one share of Series A Preferred Stock for 970 shares of common stock immediately subsequent to the effectiveness of a planned 1-for-27 reverse split of the Company’s outstanding common stock, which had become effective on June 10, 2010.  Upon the reverse split the 10,000 outstanding shares of Series A Preferred Stock had automatically convert into 9,700,000 shares of common stock, which constitutes 97% of the outstanding common stock of the Company subsequent to the reverse stock split.

Holders of Series A Preferred Stock vote with the holders of common stock on all matters on an as-converted to common stock basis, based on an assumed post 1-for-27 reverse split (to retroactively take into account the reverse stock split).

Following the effectiveness of the Reverse Stock Split and conversion of Series A Preferred Stock into common stock, there are approximately 10,000,000 shares of our common stock issued and outstanding and no shares of preferred stock issued and outstanding.

For accounting purposes, we treated the series A convertible preferred stock as being converted fully to common stock on a post reverse stock split basis.

The 1-for-27 Reverse Stock Split

The Company’s board of directors unanimously approved, subject to stockholder approval, the 1-for-27 Reverse Split of our issued and outstanding common stock. The reverse split will reduce the number of issued and outstanding shares of the Company’s common stock outstanding prior to the split. The reverse split increases the total number of issued and outstanding shares of the Company’s common stock subsequent to the split by triggering the automatic conversion of the Company’s Series A Preferred Stock into 9,700,000 shares of common stock. The reverse split had become effective on June 10, 2010, the date when the Company filed with the Secretary of State of the State of Delaware following the expiration of the 20 day period mandated by Rule 14c of the Exchange Act. On June 10, 2010, 27 shares of Common Stock had automatically been combined and changed into one share of common stock.

For counting purposes, we treated the reverse stock split as being effective and all shares are retroactively restated to reflect the reverse stock split.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2009
GLORY REACH INTERNATIONAL LIMITED

	GLORY REACH		PRO-FORMA			PRO-FORMA
	INTERNATIONAL		ADJUSTMENTS			CONSOLIDATED
	LIMITED	DATONE, INC	SPIN-OFF	RECAPITALIZATION		BALANCE SHEET
			Note 2 (a)	Note 2 (b)
ASSETS
Current assets
Cash	$61,131	$-	$-	$-		$61,131
Accounts receivable	98,962	25,046	(25,046)	-		98,962
Inventories	344,512	-	-	-		344,512
Prepaid expenses	57,311	-	-	-		57,311
Due from related party	-	-	-	-		-

Total current assets	561,916	25,046	(25,046)	-		561,916
				-
Property, plant and equipment, net	930,451	5,016	(5,016)	-		930,451
Intangible assets	208,167	-	-	-		208,167

Total Assets	$1,700,534	$30,062	$(30,062)	$-		$1,700,534

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
Accounts payable	$15,727	$118,252	$(118,252)	$-		$15,727
Accounts payable - related parties	-	2,095	(2,095)	-		-
Bank overdraft	-	8,402	(8,402)	-		-
Accrued liabilities	-	76,102	(76,102)	-		-
Taxes payable	2,627	-	-	-		2,627
Due to related parties	221,871	-	-	-		221,871
Short-term debt - related parties	-	434,724	(434,724)	-		-
Short-term loans	718,830	-	-	-		718,830

Total current liabilities	959,055	639,575	(639,575)	-		959,055

Long-term debt	249,390	-	-	-		249,390

Total Liabilities	1,208,445	639,575	(639,575)	-		1,208,445

Shareholders' Equity
Convertible series A preferred stock, 1,000,000 authorized, 10,000 shares issued and outstanding, par value $.0001	-	-	-	1	c	1
Common Stock	1,290	496	-	(1,290)		496
Additional paid-in capital	319,190	1,754,585	609,513	(2,363,305)		319,983
Accumulated other comprehensive income	440,775	-	-	-		440,775
Retained earnings	(269,166)	(2,364,594)	-	2,364,594		(269,166)

Total Shareholders' Equity	492,089	(609,513)	609,513	-		492,089

Total Liabilities and Shareholders' Equity	$1,700,534	$30,062	$(30,062)	$-		$1,700,534

The accompanying notes are an integral part of these financial statements.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATION
FOR THE YEAR ENDED DECEMBER 31, 2009
GLORY REACH INTERNATIONAL LIMITED

					PRO-FORMA
	GLORY REACH				CONSOLIDATED
	INTERNATIONAL		PRO-FORMA		STATEMENT OF
	LIMITED	DATONE, INC	ADJUSTMENTS		OPERATION

Net sales	$17,863,891	$116,439	$(116,439	) a	$17,863,891
Cost of sales	10,162,778	30,687	(30,687	) a	10,162,778

Gross profit	7,701,113	85,752	(85,752)		7,701,113

Operating expenses:
Selling, general and administrative expenses	907,807	173,064	-		1,080,871
Depreciation and amortization expense	61,838	-	-		61,838

Profit from operations	6,731,468	(87,312)	(85,752)		6,558,404

Other income (expenses):
Other income	87,966	4,845	-		92,811
Interest income	1,144	-	-		1,144
Interest expense	(61,792)	(61,923)	-		(123,715)

Income before income taxes	6,758,786	(144,390)	(85,752)		6,528,644

Income taxes	1,689,697	-	-		1,689,697

Net income	$5,069,089	$(144,390)	$(85,752)		$4,838,947

Net income (loss) per share – basic	$507	$(0.03)			$0.97

Weighted average shares outstanding – basic	10,000	4,963,226			4,963,226

Net income (loss) per share –diluted	$507	$(0.03)			$0.82

Weighted average shares outstanding – diluted	10,000	4,963,226			5,933,226

Other comprehensive income
Foreign currency translation	3,110	-	-		3,110

Comprehensive income	$5,072,199	$9,782,062	$(85,752)		$4,842,057

The accompanying notes are an integral part of these financial statements.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

Note 1 – BASIS OF PRESENTATION

In February 2010, Glory Reach International Limited (the “Company”) completed a reverse acquisition transaction through a share exchange with Datone, Inc. (“Datone”), whereby Datone acquired 100% of the issued and outstanding capital stock of the Company in exchange for 10,000 shares of the Series A Convertible Preferred Stock of Dadone. As a result of the reverse acquisition, the Company became Datone’s wholly-owned subsidiary and the former shareholders of the Company became controlling stockholders of Datone.  The share exchange transaction with Datone was treated as a reverse acquisition, with the Company as the accounting acquirer and Datone as the acquired party.

Consequently, the assets and liabilities and the historical operations that will be reflected in the consolidated financial statements for periods prior to the Share Exchange Agreement will be those of the Company and will be recorded at the historical cost basis.  After the completion of the Share Exchange Agreement, the Company’s consolidated financial statements will include the assets and liabilities of the Company and Datone, the historical operations of the Company and the operations of Datone from the closing date of the Share Exchange Agreement.

These pro forma consolidated financial statements are prepared assuming the above transaction occurred on December 31, 2009 (as to the balance sheet) and on January 1, 2009 (as to the income statements).

Audited financial statements of the Company and Datone have been used in the preparation of these pro forma consolidated financial statements. These pro forma consolidated financial statements should be read in conjunction with the historical financial statements of Datone and the Company.

Note 2 – PRO FORMA ASSUMPTIONS AND ADJUSTMENTS

(a)
To reflect the spinoff of Datone, Inc.’s assets and liabilities to Glory Reach International Limited. As part of the agreement, the assets and liabilities of Datone, Inc. will be spun off to Glory Reach International after the reverse merger.

(b)
To eliminate the equity of the accounting acquiree, Datone, Inc., and to reflect the recapitalization of the common stock and additional paid in capital of the Company as a result of the reverse merger.

(c)	To reflect the issuance of the convertible Series A preferred stock of 10,000 shares per the Share Exchange Agreement.